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                                                                      EXHIBIT 21

                    SCHEDULE OF SUBSIDIARIES OF REGISTRANT

Name of                            Country or State         Percentage of
Organization                       of Incorporation        Voting Interest
------------                       ----------------        ---------------

AAA WIRE PRODUCTS, INC.            Texas                              100%

BERKSHIRE FURNITURE CO., INC.      Delaware                           100%

CAMEO FIBERS CORPORATION           Delaware                           100%

COLLIER-KEYWORTH, INC.             North Carolina                     100%

CREST-FOAM CORP.                   New Jersey                         100%

CREST-HOOD FOAM COMPANY, INC.      Delaware                           100%

DRESHER, INC.                      Delaware                           100%

GRIBETZ INTERNATIONAL, INC.        Delaware                           100%

HANES CNC SERVICES CO.             North Carolina                     100%

HANES COMPANIES FOUNDATION         North Carolina                     100%

HANES COMPANIES, INC.              North Carolina                     100%

INTERNATIONAL STORAGE SYSTEMS
  CORPORATION                      Florida                            100%

LATROBE PLASTICS COMPANY           Pennsylvania                       100%

LEGGETT AND PLATT INTERNATIONAL
  CORPORATION                      Missouri                           100%

LEGGETT & PLATT INTERNATIONAL
  DEVELOPMENT CO.                  Delaware                           100%

LEGGETT & PLATT INTERNATIONAL
  SERVICE CORPORATION              Delaware                           100%

LEGGETT WIRE COMPANY               Delaware                           100%

L&P ACQUISITION COMPANY - 8        Delaware                           100%

L&P ACQUISITION COMPANY - 15       Delaware                           100%

L&P ACQUISITION COMPANY - 18       Delaware                           100%

L&P ACQUISITION COMPANY - 19       Delaware                           100%

L&P ACQUISITION COMPANY - 20       Delaware                           100%

L&P ACQUISITION COMPANY - 21       Delaware                           100%

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
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Name of                                Country or State           Percentage of
Organization                           of Incorporation         Voting Interest
------------                           ----------------         ---------------
L&P CNC SERVICES CO.                   Delaware                            100%

L&P FINANCIAL SERVICES CO.             Delaware                            100%

L&P INTERNATIONAL HOLDINGS COMPANY     Delaware                            100%

L&P PARTNERS HOLDINGS, INC.            Delaware                            100%

L&P PROPERTY MANAGEMENT COMPANY        Delaware                            100%

L&P TRANSPORTATION CO.                 Delaware                            100%

L&P WESTERN SPRING CO.                 Delaware                            100%

MASTERBLEND, INC.                      Mississippi                         100%

MATREX FURNITURE COMPONENTS, INC.      North Carolina                      100%

THE MISSISSIPPI SPRING CO., INC.       Mississippi                         100%

MG LOAN COMPANY                        Delaware                            100%

OCONTO METAL FINISHING, INC.           Delaware                            100%

PACE ACQUISITION COMPANY NO. 2         California                          100%

PACE INDUSTRIES, INC.                  Arkansas                            100%

PACE INDUSTRIES PUGET DIVISION, INC.   Arkansas                            100%

PACIFIC FAIRMONT CORPORATION           California                          100%

SOUTHEASTERN MANUFACTURING CO., INC.   Florida                             100%

STEADLEY COMPANY                       Missouri                            100%

STEINER-LIFF TEXTILE PRODUCTS, CO.     Delaware                            100%

STYLELANDER METAL STAMPING, INC.       Mississippi                         100%

TALBOT INDUSTRIES, INC.                Missouri                            100%

WBSCO, INC.                            New Mexico                          100%

YOUNG SPRING & WIRE COMPANY            Delaware                            100%

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

Name of                               Country or State           Percentage of
Organization                          of Incorporation         Voting Interest
------------                          ----------------         ---------------
BOIS AISE DE ROBERVAL INC.            Canada                              100%

BOIS J.L.P. INC.                      Canada                              100%

GATEWAY HOLDINGS LIMITED              England                             100%

GATEWAY (TEXTILES) LIMITED            England                             100%

L&P NETHERLANDS HOLDINGS B.V.         Netherlands                         100%

GOR-DON METAL PRODUCTS &
  SERVICES, INC.                      Canada                              100%

INTER-SPRING LIMITED                  England                             100%

L AND P MEXICO, S.A. DE C.V.          Mexico                              100%

LEGGETT & PLATT CANADA LTD.           Canada                              100%

LEGGETT & PLATT FOREIGN SALES
  CORPORATION                         West Indies                         100%

LEGGETT & PLATT KOREA, LTD.           Korea                               100%

LEGGETT & PLATT U.K. LIMITED          United Kingdom                      100%

LES BOIS BLANCHET INC./BLANCHET
  LUMBER INC.                         Canada                              100%

L&P AUTOMOTIVE EUROPE GMBH            Germany                             100%

L&P EUROPE LIMITED                    United Kingdom                      100%

L&P FAHRZEUG-UND MATRATZEN-
  KOMPONENTEN GESCHAFTSFUHRUNG
  GMBH                                Germany                             100%

L&P FAHRZEUG-UND MATRATZEN-
  KOMPONENTEN GMBH & CO. KG           Germany                             100%

L&P NETHERLANDS HOLDINGS B.V.         Netherlands                         100%

MULTILASTIC LIMITED                   United Kingdom                      100%

9038-8315 QUEBEC, INC.                Canada                              100%

NORTHEASTERN COMPONENTS
  (INTERNATIONAL) LTD.                England                             100%

NORTHFIELD METAL PRODUCTS (1994)
  LTD.                                Canada                              100%

NO-SAG SPRING COMPANY, LIMITED        Canada                              100%

PULLMAFLEX A.B.                       Sweden                              100%

PULLMAFLEX BENELUX N.V.               Belgium                             100%

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

Name of                                       Country or State   Percentage of
Organization                                  of Incorporation   Voting Interest
------------                                  ----------------   ---------------
PULLMAFLEX ESPANOLA S.A.                      Spain                         100%

PULLMAFLEX INTERNATIONAL B.V.
  (NETHERLANDS)                               Holland                       100%

PULLMAFLEX INTERNATIONAL LIMITED              England                       100%

PULLMAFLEX JAPAN KK                           Japan                         100%

PULLMAFLEX U.K. LIMITED                       England                       100%

RICBED ACCESSORIES AND AGENCIES
  LIMITED                                     England                       100%

SLOTEX INC.                                   Canada                        100%

WEBER PLASTICS CO. LTD.                       Canada                        100%

YOUNGFLEX A.G.                                Switzerland                   100%


           RELATED COMPANIES WHICH ARE NOT SUBSIDIARIES OF REGISTRANT

ADCOM WIRE, a Florida partnership,            Delaware                      100%
  d/b/a Adcom Wire Company
  (owned 50% by L&P Acquisition
  Company - 8 and 50% by Leggett
  Wire Company)

LEGGETT PARTNERS, L.P.                        Texas                         100%

ADMINISTRADORA SOAL S.A. DE C.V.              Mexico

CARREIRO HOLDINGS S.A. DE C.V.                Mexico

CARREIRO S.A. DE C.V.                         Mexico

COMERCIALIZADORA SOAL S.A. DE C.V.            Mexico

FIBRAS ACOLCHABLES, S.A. DE C.V.              Mexico

GLOBE SPRING AND CUSHION COMPANY,
  LIMITED                                     Canada                         50%

PACE INDUSTRIES OF MEXICO, LLC                Delaware                       51%

PACE INDUSTRIES DE MEXICO, S.A. DE C.V.       Mexico

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